Osterweis institutional equity fund

Supplement dated September 9, 2016 to
Summary Prospectus dated June 30, 2016, as supplemented

Effective September 29, 2016, Matthew K. Berler and Alexander (Sasha) Kovriga will no longer serve as portfolio managers to the above-referenced Osterweis Fund.  Mr. Berler will continue to be employed by the Adviser through December 31, 2016, in order to facilitate an orderly transition of his responsibilities to other team members.

Accordingly, effective September 29, 2016, all references to Matthew K. Berler and Alexander (Sasha) Kovriga in the Summary Prospectus are hereby deleted.

Please retain this Supplement with the Summary Prospectus.

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